UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 2, 2018, Bioanalytical Systems, Inc. (the “Company”), through its wholly-owned subsidiary Cardinal Laboratories LLC (the “Purchaser”), acquired (the “Acquisition”) substantially all of the assets of Seventh Wave Laboratories, LLC (the “Seller”), under the terms and conditions of an Asset Purchase Agreement, dated July 2, 2018, among the Purchaser, the Company, the Seller and certain members of the Seller (the “Purchase Agreement”). Seventh Wave Laboratories is a consulting-based contract research laboratory located in Maryland Heights, Missouri providing integrated services for discovery and preclinical drug development. They bring scientific strength, a significant customer base and a business development team, which we believe should allow the Company to accelerate its future growth and expand its services for current customers.

This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on July 2, 2018 (the “Initial Form 8-K”) to provide certain historical financial statements for Seventh Wave and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

1.	The financial statements of Seventh Wave, LLC as of and for each of the fiscal years ended December 31, 2016 and 2017, together with the notes thereto and the report of independent registered public accounting firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

2.	The unaudited financial statements of Seventh Wave, LLC as of June 30, 2018 and for each of the six months ended June 30, 2018 and 2017, together with the notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(b)       Pro Forma Financial Information.

1.	Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited statements of operations for the nine months ended June 30, 2018 and for the year ended September 30, 2017, each giving effect to the Acquisition and related financing, and the notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference. They were prepared for informational and illustrative purposes in accordance with Rule 8-05 of Regulation S-X. Such information is preliminary and based on currently available information and assumptions that the Company believes are reasonable but may be subject to change. They shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

(c)       None.

(d)       Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description

23.1	Consent of Purk and Associates P.C., independent registered public accounting firm to Seventh Wave Laboratories LLC.

99.1	Press release dated July 2, 2018 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2018).

99.2	Audited financial statements of Seventh Wave Laboratories, LLC as of and for each of the fiscal years ended December 31, 2017 and 2016, together with the notes thereto and the report of independent registered public accounting firm thereon.

99.3	Unaudited financial statements of Seventh Wave Laboratories, LLC as of June 30, 2018 and for each of the six months ended June 30, 2018 and 2017, together with the notes thereto.

99.4	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and unaudited condensed consolidated statements of operations and comprehensive income (loss) for the nine months ended June 30, 2018 and for the year ended September 30, 2017, each giving effect to the acquisition of Seventh Wave Laboratories LLC and related financing, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

	By:	/s/ Jill Blumhoff
Date: September 14, 2018		Jill Blumhoff
Chief Financial Officer
Vice President - Finance

Exhibit Index

Exhibit No.	Description

23.1	Consent of Purk and Associates, P.C., independent registered public accounting firm to Seventh Wave Laboratories, LLC

99.1	Press Release dated July 2, 2018 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on July 3, 2018).

99.2	Audited financial statements of Seventh Wave Laboratories, LLC as of and for each of the fiscal years ended December 31, 2017 and 2016, together with the notes thereto and the report of independent registered public accounting firm thereon.

99.3	Unaudited financial statements of Seventh Wave Laboratories, LLC as of June 30, 2018 and for each of the six months ended June 30, 2018 and 2017, together with the notes thereto.

99.4	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and unaudited condensed consolidated statements of operations and comprehensive income (loss) for the nine months ended June 30, 2018 and for the year ended September 30, 2017, each giving effect to the acquisition of Seventh Wave Laboratories LLC and related financing, and the notes thereto.